NightShares 500 ETF (NSPY)

NightShares 2000 ETF (NIWM)

(each a series of Unified Series Trust)

Primary Listing Exchange for the Funds: NYSE Arca, Inc.

Supplement dated July 14, 2023 to the

Prospectus and Statement of Additional Information (the “SAI”) dated May 18, 2022 and Summary Prospectuses dated May 18, 2022

The Board of Trustees (the “Board”) of Unified Series Trust (the “Trust”) authorized an orderly liquidation of the NightShares 500 ETF and the NightShares 2000 ETF (each, a “Fund” and together, the “Funds”), each a series of the Trust. The Board determined on July 14, 2023 that closing and liquidating the Funds was in the best interests of the Funds and the respective Fund’s shareholders, following a recommendation by the Funds’ investment adviser, AlphaTrAI Funds, Inc.

The last day of trading of Fund shares on NYSE Arca, Inc. (the “NYSE”) will be July 31, 2023 (the “Closing Date”), which will also be the last day each Fund will accept creation units from authorized participants. Shareholders may sell their holdings in a Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. Authorized Participants may redeem baskets of shares for a pro rata portion of a Fund’s portfolio on hand through the Closing Date.

The Funds are expected to cease operations, liquidate their assets, and distribute the liquidation proceeds to shareholders of record on or about August 10, 2023 (the “Liquidation Date”).

From the Closing Date (July 31, 2023), through the Liquidation Date (August 10, 2023), shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Funds’ shares during this time period. Between the Closing Date and the Liquidation Date, the Funds will be in the process of closing down and liquidating their portfolios. This process will result in each Fund increasing its cash holdings and, as a consequence, not pursuing its investment objective.

Shareholders of record remaining on the Liquidation Date will receive cash equal to the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of Fund shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. Once the distributions are complete, the Funds will terminate.

For additional information regarding the liquidation, shareholders of the Funds may call (833) 648-3383.

This Supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus, and Statement of Additional Information and should be read in conjunction with those documents. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE